UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2017

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Ste 351 (300 Washington St.) Newton, Massachusetts		02458
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 902-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 11, 2017, Acer Therapeutics Inc. (the “Company”) issued a press release entitled “Acer Therapeutics Announces Proposed Underwritten Public Offering of Common Stock,” a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the investor presentation being used by the Company in connection with the offering is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-208314) previously filed with the Securities and Exchange Commission. The offering is being made only by means of a prospectus supplement and an accompanying prospectus.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Acer Therapeutics Inc. dated December 11, 2017 titled “Acer Therapeutics Announces Proposed Underwritten Public Offering of Common Stock.”

99.2	Investor Presentation (December 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 11, 2017	ACER THERAPEUTICS INC.

	By:	/s/ Harry Palmin
Harry Palmin
Chief Financial Officer

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